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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-33177.

                                                /s/ Arthur Andersen LLP

Cleveland, Ohio,
November 13, 1996